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                                                                 EXHIBIT (a)(15)

                               AMENDMENT NO. 11 TO
                    AMENDED AND RESTATED DECLARATION OF TRUST
                       OF NICHOLAS-APPLEGATE MUTUAL FUNDS

         THIS AMENDMENT NO. 11 TO THE AMENDED AND RESTATED DECLARATION OF TRUST OF NICHOLAS-APPLEGATE MUTUAL FUNDS is made as of the 15th day of November, 1996 by the undersigned, constituting a majority of the Trustees of the Trust.

         WHEREAS, the Amended and Restated Declaration of Trust of the Trust adopted as of December 17, 1992, as heretofore amended, designated certain series of Interests of the Trust; and

         WHEREAS, the undersigned wish to designate the Nicholas-Applegate Large Cap Growth Institutional Portfolio,
Nicholas-Applegate International Core Growth Portfolio A, International Core Growth Portfolio B, International Core Growth Institutional
Portfolio and International Core Growth Qualified Portfolio as new series of the Trust;

         NOW THEREFORE, the Board of Trustees hereby amends the first sentence of Section 8.8 of the Amended and Restated Declaration of Trust of the Trust to read in full as follows:

         "Without limiting the authority of the Trustees set forth in this Section 8.8 to establish and designate any further series, the Trustees hereby establish and designate fifty-eight series, as follows:

    Nicholas-Applegate Core Growth Portfolio A
    Nicholas-Applegate Core Growth Portfolio B
    Nicholas-Applegate Core Growth Portfolio C
    Nicholas-Applegate Core Growth Institutional Portfolio Nicholas-Applegate Core Growth Qualified Portfolio Nicholas-Applegate Government Income Portfolio A Nicholas-Applegate Government Income Portfolio B Nicholas-Applegate Government Income Portfolio C Nicholas-Applegate Government Income Institutional Portfolio Nicholas-Applegate Government Income Qualified Portfolio Nicholas-Applegate Income & Growth Portfolio A Nicholas-Applegate income & Growth Portfolio B Nicholas-Applegate Income & Growth Portfolio C Nicholas-Applegate Income & Growth Institutional Portfolio

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Nicholas-Applegate Income & Growth Qualified Portfolio
Nicholas-Applegate Balanced Growth Portfolio A
Nicholas-Applegate Balanced Growth Portfolio B
Nicholas-Applegate Balanced Growth Portfolio C
Nicholas-Applegate Balanced Growth Institutional Portfolio
Nicholas-Applegate Balanced Growth Qualified Portfolio
Nicholas-Applegate Worldwide Growth Portfolio A
Nicholas-Applegate Worldwide Growth Portfolio B
Nicholas-Applegate Worldwide Growth Portfolio C
Nicholas-Applegate Worldwide Growth Institutional Portfolio
Nicholas-Applegate Worldwide Growth Qualified Portfolio
Nicholas-Applegate Emerging Growth Portfolio A
Nicholas-Applegate Emerging Growth Portfolio B
Nicholas-Applegate Emerging Growth Portfolio C
Nicholas-Applegate Emerging Growth Institutional Portfolio
Nicholas-Applegate Emerging Growth Qualified Portfolio
Nicholas-Applegate International Growth Portfolio A
Nicholas-Applegate International Growth Portfolio B
Nicholas-Applegate International Growth Portfolio C
Nicholas-Applegate International Growth Institutional Portfolio
Nicholas-Applegate International Growth Qualified Portfolio
Nicholas-Applegate Money Market Portfolio
Nicholas-Applegate Money Market Institutional Portfolio
Nicholas-Applegate Emerging Countries Portfolio A
Nicholas-Applegate Emerging Countries Portfolio B
Nicholas-Applegate Emerging Countries Portfolio C
Nicholas-Applegate Emerging Countries Institutional Portfolio
Nicholas-Applegate Emerging Countries Qualified Portfolio
Nicholas-Applegate Global Growth & Income Portfolio A
Nicholas-Applegate Global Growth & Income Portfolio B
Nicholas-Applegate Global Growth & Income Portfolio C
Nicholas-Applegate Global Growth & Income Institutional Portfolio
Nicholas-Applegate Global Growth & Income Qualified Portfolio
Nicholas-Applegate Short-Intermediate Institutional Fixed Income Portfolio Nicholas-Applegate Fully Discretionary Institutional Fixed Income Portfolio Nicholas-Applegate Mini-Cap Growth Institutional Portfolio
Nicholas-Applegate Value Institutional Portfolio
Nicholas-Applegate High Yield Bond Institutional Portfolio
Nicholas-Applegate Strategic Income Institutional Portfolio
Nicholas-Applegate Large Cap Growth Institutional Portfolio
Nicholas-Applegate International Core Growth Portfolio A
Nicholas-Applegate International Core Growth Portfolio B
Nicholas-Applegate International Core Growth Institutional Portfolio Nicholas-Applegate International Core Growth Qualified Portfolio

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         IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.

/s/ Arthur B. Laffer                        /s/ Fred C. Applegate
--------------------                        ----------------------
Arthur B. Laffer                            Fred C. Applegate

/s/ Charles E. Young
-------------------
Charles E. Young